UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2011

SS&C Technologies Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34675	71-0987913
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

SS&C Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-28430	06-1169696
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 Lamberton Road, Windsor, CT	06095
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 298-4500

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 15, 2011, SS&C Technologies Holdings, Inc. issued a press release announcing that its subsidiary, SS&C Technologies, Inc., had issued a notice of redemption for $66,625,000 in aggregate principal amount outstanding of its 11 3/4% Senior Subordinated Notes due 2013, at a redemption price equal to $1,029.375 per $1,000 of principal amount, plus accrued and unpaid interest on such amount to, but excluding, March 17, 2011. Upon completion of the redemption, $66,625,000 in aggregate principal amount of the notes will remain outstanding. A copy of the press release is being furnished as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

See Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SS&C TECHNOLOGIES HOLDINGS, INC.

Date: February 16, 2011

By: /s/ Patrick J. Pedonti
Patrick J. Pedonti
Senior Vice President and Chief Financial
Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SS&C TECHNOLOGIES, INC.

Date: February 16, 2011

By: /s/ Patrick J. Pedonti
Patrick J. Pedonti
Senior Vice President and Chief Financial
Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release “SS&C Announces Partial Redemption of 11 3/4% Senior Subordinated Notes” dated February 15, 2011.